SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 25, 2005

NORTHWEST BIOTHERAPEUTICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	0-33393 (COMMISSION FILE NUMBER)	94-3306718 (I.R.S. EMPLOYER IDENTIFICATION NO.)

22322 20th Avenue SE, Suite 150, Bothell, WA 98021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 608-3000

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

On January 25, 2005, KPMG LLP notified the sole member of the Board of Directors of the Company that it had decided to resign as the Company’s independent auditors.

The audit reports of KPMG LLP on the Company’s financial statements for the years ended December 31, 2002 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except as follows: KPMG LLP’s report on the financial statements of the Company as of and for the years ended December 31, 2002 and December 31, 2003 contained a separate paragraph stating “the Company has experienced recurring losses from operations, has a working capital deficit and has a deficit accumulated during the development stage which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the fiscal years ended December 31, 2002 and December 31, 2003, and the subsequent period through January 25, 2005, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG LLP’s satisfaction, would have caused it to make reference thereto in its report on the Company’s financial statements for the fiscal years ended December 31, 2002 and December 31, 2003.

No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended December 31, 2002 and December 31, 2003 and the subsequent period through January 25, 2005, except that KPMG LLP informed the Company that it believes that the lack of an audit committee of the Board of Directors represents a material weakness in the internal controls over the Company’s financial reporting. If the Company is successful in its capital raising efforts it intends to reestablish an audit committee of the Board of Directors and devote the necessary resources to improve its internal controls over financial reporting.

The Company provided KPMG LLP with a copy of the foregoing disclosures and requested in writing that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures. Upon receipt of the letter from KPMG LLP, the Company will file such letter as an exhibit to its current report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

	By	/s/ Alton, L. Boynton

Alton, L. Boynton President

Dated: January 31, 2005

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